UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2023

CRESTWOOD MIDSTREAM PARTNERS LP

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35377	20-1647837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

811 Main St., Suite 3400

Houston, TX 77002

(Address of principal executive offices)

(832) 519-2200

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b):

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NONE	NONE	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On August 16, 2023, Crestwood Equity Partners LP, a Delaware limited partnership and indirect parent of Crestwood Midstream Partners LP (the “Partnership”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Energy Transfer LP, a Delaware limited partnership (“Energy Transfer”), Pachyderm Merger Sub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Energy Transfer (“Merger Sub”), and, solely for the purposes set forth therein, LE GP, LLC, a Delaware limited liability company and the sole general partner of Energy Transfer (“Energy Transfer GP”). Pursuant to the Merger Agreement, and subject to the terms and conditions therein, the Partnership will merge with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a direct wholly owned subsidiary of Energy Transfer (the “Surviving Entity”).

Merger Agreement

At such time as the Merger becomes effective (the “Effective Time”), among other things:

•

each common unit representing a limited partner interest in the Partnership (the “Partnership Common Units”) issued and outstanding immediately prior to the Effective Time (other than the Partnership Common Units held directly by Energy Transfer or Merger Sub immediately prior to the Effective Time) will be converted into and will thereafter represent the right to receive 2.07 (the “Exchange Ratio”) common units representing limited partner interests in Energy Transfer (“Energy Transfer Common Units”); and

•

each preferred unit representing a limited partner interest in the Partnership (the “Partnership Preferred Units”) that is outstanding immediately prior to the Effective Time will, at the election of the holder of such Partnership Preferred Unit, be either (i) converted into a Partnership Common Unit at a conversion ratio more fully described in the Merger Agreement, subject to the payment of any accrued but unpaid distributions prior to closing of the Merger, and subsequently converted into Energy Transfer Common Units at the Exchange Ratio, (ii) converted into a security of Energy Transfer that has substantially similar terms as the Partnership Preferred Units (“Energy Transfer Substantially Equivalent Units”), or (iii) redeemed in exchange for cash or Partnership Common Units and subsequently converted into Energy Transfer Common Units at the Exchange Ratio, at the sole discretion of the Crestwood Equity GP LLC (the “General Partner”), at a price of $9.218573 per Partnership Preferred Unit, plus accrued and unpaid distributions to the date of such redemption.

Treatment of Partnership Equity Awards

Each award of restricted Partnership Common Units that is outstanding immediately prior to the Effective Time will be assumed by Energy Transfer as of the Effective Time and converted into Energy Transfer Common Units at the Exchange Ratio. If the restricted units were granted prior to January 1, 2023, such units will be free of any vesting restrictions or other conditions. Otherwise, such units will be subject to the same terms and conditions (including as to vesting, and forfeiture and any “double-trigger” protection) as were applicable to the Partnership restricted unit award immediately prior to the Effective Time.

Each award of performance units that corresponds to Partnership Common Units that is outstanding and either vested as of the Effective Time or granted prior to January 1, 2023 (each, a “Pre-2023 Partnership Performance Unit”) will, as of the Effective Time, be cancelled and exchanged for a number of Energy Transfer Common Units equal to the number of Partnership Common Units that would otherwise be issuable with respect to such Pre-2023 Partnership Performance Unit assuming a 100% performance multiplier and any accrued but unpaid distribution equivalents. Performance units that correspond to Partnership Common Units other than Pre-2023 Partnership Performance Units will be assumed by Energy Transfer, converted into a phantom unit award subject to time-based vesting with respect to Energy Transfer Common Units and be subjected to the same terms and conditions (including as to vesting and forfeiture, any associated distribution equivalent rights and any “double-trigger” protection, but excluding any performance-based vesting conditions) as were applicable to the performance unit immediately prior to the Effective Time. Such phantom unit awards will represent a contractual right upon vesting to receive a number of Energy Transfer Common Units equal to the product of the number of Partnership Common Units that would otherwise be issuable with respect to such performance unit assuming attainment of target performance, and the Exchange Ratio, rounded up or down to the nearest whole Energy Transfer Common Unit.

Conditions to the Merger

The completion of the Merger is subject to various customary closing conditions, including, among other things, (i) the adoption of the Merger Agreement by holders of a majority of the outstanding Partnership Common Units and Partnership Preferred Units (on an as-converted basis), voting as a single class, entitled to vote thereon (the “Partnership Unitholder Approval”), (ii) absence of any law or agreement with any governmental entity prohibiting completion of the Merger or the other transactions contemplated by the Merger Agreement, (iii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iv) receipt of applicable tax opinions from each of Energy Transfer’s and the Partnership’s tax counsel, (v) the effectiveness of the registration statement on Form S-4 (the “Form S-4”) that Energy Transfer is obligated to file with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the issuance of Energy Transfer Common Units in the Merger, (vi) the authorization for listing of Energy Transfer Common Units and Energy Transfer Substantially Equivalent Units to be issued in the Merger on the New York Stock Exchange and (vii) the accuracy of each party’s representations and warranties (subject to certain materiality qualifiers), compliance by each party with its covenants under the Merger Agreement in all material respects and the absence of a material adverse effect on the other party.

Termination Rights

The Merger Agreement contains certain termination rights for both the Partnership and Energy Transfer, including, among other things, the right to terminate the Merger Agreement: (i) by mutual written consent of the Partnership and Energy Transfer; (ii) by the Partnership or Energy Transfer, if the Merger is not consummated on or prior to December 31, 2023 (the “End Date”); except that the End Date may be extended if (a) Energy Transfer extends the covenant to not enter into any agreement to acquire, or enter into any joint venture arrangements with respect to, any other person, assets or business that would reasonably be expected to prevent, materially impede or materially delay the Merger, then the End Date is extended by at least 45 days and up to August 16, 2024, (b) the Partnership extends the End Date, by at least 45 days and up to August 16, 2024, by delivering written notice to Energy Transfer and (c) the End Date has been extended pursuant to either clause (a) or clause (b) above, or a combination thereof, to August 16, 2024, and if all closing conditions (other than the conditions pertaining to the absence of court orders and regulatory injunctions and termination of regulatory waiting periods) are satisfied or are capable of being satisfied at such time, (1) Energy Transfer may extend the End Date to November 16, 2024 so long as it provides notice to the Partnership and agrees to extend the covenant to not enter into any agreement to acquire, or enter into any joint venture arrangements with respect to, any other person, assets or business that would reasonably be expected to prevent, materially impede or materially delay the Merger for the same extension, and (2) the Partnership may extend the End Date to November 16, 2024, so long as it provides notice to Energy Transfer; (iii) by the Partnership or Energy Transfer, if an injunction or other law is entered, enacted or becomes effective permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger; (iv) by the Partnership or Energy Transfer, if the Partnership Unitholder Approval is not obtained at a special meeting of the Partnership, (v) by either party if the other party breaches or fails to perform its representations, warranties, covenants or other agreements and such breach or failure to perform would result in the failure of a condition to close; (vi) by Energy Transfer, if, subject to certain circumstances, there is a Change of Recommendation (as defined in the Merger Agreement) or the Partnership willfully breaches its non-solicitation covenant; and (vii) by the Partnership, subject to certain conditions, in order to enter into a definitive agreement with respect to a Superior Offer (as defined in the Merger Agreement). Upon termination of the Merger Agreement under specified circumstances, including, among others, the termination by Energy Transfer in the event of a Change of Recommendation or by the Partnership in order to enter into a definitive agreement with respect to a Superior Offer, the Partnership would be required to pay Energy Transfer a termination fee of $96 million.

Other Terms of the Merger Agreement

The Merger Agreement contains customary representations, warranties and covenants for a transaction of this nature. The Merger Agreement also contains customary pre-closing covenants, including the obligation of the Partnership and Energy Transfer to conduct their businesses in the ordinary course consistent with past practice and to refrain from taking certain specified actions without the consent of the other party.

The foregoing summary of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Form 8-K and incorporated herein by reference.

The Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Partnership, Energy Transfer, Merger Sub or their respective subsidiaries or affiliates or equityholders. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of those agreements and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of the Partnership, the General Partner, Energy Transfer or any of their respective subsidiaries, affiliates, businesses, or equityholders. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Partnership or Energy Transfer. Accordingly, investors should read the representations and warranties in the Merger Agreement not in isolation, but only in conjunction with the other information about the Partnership and Energy Transfer and their respective subsidiaries that the respective companies include in reports, statements and other filings they make with the SEC.

Indemnification of Directors and Officers

On August 14, 2023, the General Partner entered into indemnification agreement (each, an “Indemnification Agreement”) with each director and executive officer of the General Partner pursuant to which the General Partner will indemnify and hold harmless each such indemnitee, to the fullest extent permitted by Delaware law in effect on the date of such Indemnification Agreement or as such laws may be amended to increase the scope of such permitted indemnification, against certain claims and losses incurred in connection with such indemnitee’s service to the General Partner. The Indemnification Agreements also provide that the General Partner must advance payment of certain expenses to the respective indemnitees, including fees of counsel, subject to receipt of an undertaking from such indemnitee to return such advance if it is ultimately determined that the indemnitee is not entitled to indemnification.

The foregoing description of the Indemnification Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Indemnification Agreements, the form of which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Important Information about the Transaction and Where to Find It

In connection with the proposed transaction between Energy Transfer and the Partnership, Energy Transfer and the Partnership will file relevant materials with the SEC, including a registration statement on Form S-4 filed by Energy Transfer that will include a proxy statement of the Partnership that also constitutes a prospectus of Energy Transfer. A definitive proxy statement/prospectus will be mailed to unitholders of the Partnership. This communication is not a substitute for the registration statement, proxy statement or prospectus or any other document that Energy Transfer or the Partnership (as applicable) may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF ENERGY TRANSFER AND THE PARTNERSHIP ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus (when they become available), as well as other filings containing important information about Energy Transfer or the Partnership, without charge at the SEC’s website, at http://www.sec.gov. Copies of the documents filed with the SEC by Energy Transfer will be available free of charge on Energy Transfer’s website at www.energytransfer.com under the tab “Investor Relations” and then under the tab “SEC Filings” or by directing a request to Investor Relations, Energy Transfer LP, 8111 Westchester Drive, Suite 600, Dallas, TX 75225, Tel. No. (214) 981-0795 or to investorrelations@energytransfer.com. Copies of the documents filed with the SEC by the Partnership will be available free of charge on the Partnership’s website at www.crestwoodlp.com under the tab “Investors” and then under the tab “SEC Filings” or by directing a request to Investor Relations, Crestwood Equity LP, 811 Main Street, Suite 3400, Houston, TX 77002, Tel. No. (832) 519-2200 or to investorrelations@crestwoodlp.com. The information included on, or accessible through, Energy Transfer’s or the Partnership’s website is not incorporated by reference into this communication.

Participants in the Solicitation

Energy Transfer, the Partnership and the directors and certain executive officers of their respective general partners may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of the Partnership’s general partner is set forth in its proxy statement for its 2023 annual meeting of unitholders, which was filed with the SEC on March 31, 2023, and in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 27, 2023. Information about the directors and executive officers of Energy Transfer’s general partner is set forth in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on February 17, 2023. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials filed with the SEC when they become available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, issuance, exchange, transfer, solicitation or sale of securities in any jurisdiction in which such offer, issuance, exchange, transfer, solicitation or sale would be in contravention of applicable law. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”).

Forward-Looking Statements

This communication contains “forward-looking statements.” In this context, forward-looking statements often address future business and financial events, conditions, expectations, plans or ambitions, and often include, but are not limited to, words such as “believe,” “expect,” “may,” “will,” “should,” “could,” “would,” “anticipate,” “estimate,” “intend,” “plan,” “seek,” “see,” “target” or similar expressions, or variations or negatives of these words, but not all forward-looking statements include such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Energy Transfer and the Partnership, that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the completion of the proposed transaction on anticipated terms and timing, or at all, including obtaining regulatory approvals that may be required on anticipated terms and the Partnership’s unitholder approval; anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations and other conditions to the completion of the merger, including the possibility that any of the anticipated benefits of the proposed transaction will not be realized or will not be realized within the expected time period; the ability of Energy Transfer and the Partnership to integrate the business successfully and to achieve anticipated synergies and value creation; potential litigation relating to the proposed transaction that could be instituted against Energy Transfer, the Partnership or the directors of their respective general partners; the risk that disruptions from the proposed transaction will harm Energy Transfer’s or the Partnership’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; potential adverse reactions or changes to business relationships, including with employees suppliers, customers, competitors or credit rating agencies, resulting from the announcement or completion of the proposed transaction; rating agency actions and Energy Transfer and the Partnership’s ability to access short- and long-term debt markets on a timely and affordable basis; legislative, regulatory and economic developments, changes in local, national, or international laws, regulations, and policies affecting Energy Transfer and the Partnership; potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships during the pendency of the proposed transaction that could affect Energy Transfer’s and/or the Partnership’s financial performance and operating results; certain restrictions during the pendency of the merger that may impact the Partnership’s ability to pursue certain business opportunities or strategic transactions or otherwise operate its business; acts of terrorism or outbreak of war, hostilities, civil unrest, attacks against Energy Transfer or the Partnership, and other political or security disturbances; dilution caused by Energy Transfer’s issuance of additional units representing limited partner interests in connection with the proposed transaction; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the impacts of pandemics or other public health crises, including the effects of government responses on people and economies; changes in the supply, demand or price of oil, natural gas, and natural gas liquids; those risks described in Item 1A of Energy Transfer’s Annual Report on Form 10-K, filed with the SEC on February 17, 2023, and its subsequent Quarterly Reports on Form 10 Q and Current Reports on Form 8-K; those risks described in Item 1A of the Partnership’s Annual Report on Form 10-K, filed with the SEC on February 27, 2023, and its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K; and those risks that will be more fully described in the registration statement on Form S-4 and accompanying proxy statement/prospectus that will be filed with the SEC in connection with the proposed transaction.

While the list of factors presented here is, and the list of factors to be presented in the registration statement and the proxy statement/prospectus will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Energy Transfer and the Partnership caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this communication. Neither Energy Transfer nor the Partnership assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Neither future distribution of this communication nor the continued availability of this communication in archive form on Energy Transfer’s or the Partnership’s website should be deemed to constitute an update or re-affirmation of these statements as of any future date.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of August 16, 2023, by and among Energy Transfer LP, Energy Transfer Merger Sub LLC, Crestwood Equity Partners LP and, solely for the purposes set forth therein, LE GP, LLC.*

10.1	Form of Director and Officer Indemnification Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 16, 2023

CRESTWOOD MIDSTREAM PARTNERS LP

By:	Crestwood Midstream GP LLC, its General Partner

By:	/s/ Michael K. Post
Name:	Michael K. Post
Title:	Vice President, Associate General Counsel & Corporate Secretary